LEEWARD INVESTMENT TRUST

Oakhurst Defined Risk Fund

Supplement to the Prospectus,
Summary Prospectus and
Statement of Additional Information
July 7, 2016

This supplement to the Prospectus, Summary Prospectus, and the Statement of Additional Information, each dated March 29, 2016 for the Oakhurst Defined Risk Fund (the "Fund"), a series of the Leeward Investment Trust ("Trust"), updates the information described below.  For further information, please contact the Fund toll-free at 1-800-773-3863.  You may obtain additional copies of the Prospectus, Summary Prospectus and Statement of Additional Information, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.
This supplement is to inform shareholders of the liquidation of the Oakhurst Defined Risk Fund.
Prospectus, Summary Prospectus and Statement of Additional Information

On July 7, 2016, at the recommendation of OBP Capital, LLC, the investment advisor to the Fund, the Trust's Board of Trustees (the "Board") approved the closing and subsequent liquidation of the Oakhurst Defined Risk Fund (the "Fund").  The Board has determined that the dissolution and liquidation of the Fund are in the best interests of the Fund and its shareholders.  Accordingly, the Fund is expected to cease operations, liquidate its assets, and distribute the liquidation proceeds to shareholders of record on July 22, 2016 (the "Liquidation Date").

Effective at the close of business on July 7, 2016, the Fund is closed to purchases by new shareholders and additional purchases by existing shareholders. The planned liquidation of the Fund will cause the Fund to increase its cash holdings and deviate from its investment objectives and strategies as stated in the Fund's Prospectus.

Prior to the Liquidation Date, Fund shareholders may redeem (sell) their shares in the manner described in the Prospectus under "Redeeming Shares." Shareholders remaining in the Fund just prior to, or on, the Liquidation Date may bear increased transaction fees incurred in connection with the disposition of the Fund's portfolio holdings.

If no action is taken by a Fund shareholder prior to the Liquidation Date, the Fund will distribute to such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal in value to the shareholder's interest in the net assets of the Fund as of the Liquidation Date. The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares. The liquidation of your shares may be treated as a taxable event. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

Investors Should Retain This Supplement for Future Reference